UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement

[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]           Definitive Proxy Statement

[  ]           Definitive additional Materials

[  ]           Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
BIRNER DENTAL MANAGEMENT SERVICES, INC. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[  ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BIRNER DENTAL MANAGEMENT SERVICES, INC.

3801 EAST FLORIDA AVENUE, SUITE 508

DENVER, COLORADO 80210

April 29, 2008

TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2008 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., to be held on Tuesday June 10, 2008, at 10:00 a.m., Mountain Time, at the Company’s offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:.

(1)
To elect one Class II director to our Board of Directors to hold office until the annual meeting of stockholders to be held in the year 2011 and thereafter until his successor is duly elected and qualified.

(2)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

Please read the enclosed Proxy Statement for the meeting.  Whether or not you plan to attend the meeting, please sign, date and return the proxy card in the enclosed postage prepaid, addressed envelope, as soon as possible so that your vote will be recorded.  If you attend the meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.

By:           /s/ Frederic W. J. Birner
Name:  Frederic W.J. Birner
Title:  Chairman of the Board and Chief Executive Officer

BIRNER DENTAL MANAGEMENT SERVICES, INC.

3801 EAST FLORIDA AVENUE, SUITE 508

DENVER, COLORADO 80210

NOTICE OF ANNUAL MEETING OF

 SHAREHOLDERS

TO BE HELD JUNE 10, 2008

TO OUR SHAREHOLDERS:

The 2008 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), will be held on Tuesday, June 10, 2008, at 10:00 a.m., Mountain Time, at our offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

(1)
To elect one Class II director to our Board of Directors to hold office until the annual meeting of stockholders to be held in the year 2011 and thereafter until his successor is duly elected and qualified.

(2)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

As fixed by our Board of Directors, only shareholders of record at the close of business on April 15, 2008 are entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dennis N. Genty Name: Dennis N. Genty
Title: Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 29, 2008

A PROXY CARD IS ENCLOSED.  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE.  NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BIRNER DENTAL MANAGEMENT SERVICES, INC.

3801 EAST FLORIDA AVENUE, SUITE 508

DENVER, COLORADO  80210

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held June 10, 2008

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), for use at our 2008 Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on Tuesday, June 10, 2008, at our offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, and at any and all adjournments thereof.  This Proxy Statement and the accompanying form of proxy are first being mailed or given to our shareholders on or about April 29, 2008.

Our Annual Report on Form 10-K for the year ended December 31, 2007 (the “Annual Report”), which includes audited financial statements, is being mailed to our shareholders simultaneously with this Proxy Statement.  The Annual Report is not part of our proxy soliciting materials.

INFORMATION CONCERNING SOLICITATION AND VOTING

Shareholders are being asked to elect one Class II Director, and any other matters that may properly come before the meeting or any adjournments thereof. All voting rights are vested exclusively in the holders of our common stock.  Each share of common stock is entitled to one vote.  Cumulative voting in the election of directors is not permitted.  Holders of a majority of shares entitled to vote at the meeting, when present in person or by proxy, constitute a quorum.  On April 15, 2008, the record date for shareholders entitled to vote at the meeting, 2,108,805 shares of common stock were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned to us prior to the meeting in the enclosed, postage prepaid, addressed envelope.  The common stock represented by each effective proxy will be voted at the meeting in accordance with the instructions on the proxy.  If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted FOR election of the nominee named in the proxy as Class II director.

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to us, by voting in person at the meeting or by filing at the meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Board of Directors.  With respect to any other matter that may properly come before the meeting, unless a greater number of votes are required by law or by our Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.  Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present for purposes of determining the presence of a quorum.  However, for purposes of determining the outcome of the election of the Class II director, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast.  Thus, abstentions, broker non-votes and any other shares not voted will have no impact in the election of the Class II director.

We will pay the cost of soliciting proxies in the accompanying form.  We have retained the services of Broadridge to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders.  The estimated cost of such services is approximately $2,400 plus out-of-pocket expenses.  Although there are no formal agreements to do so, our officers and other regular employees may solicit proxies by telephone or by personal interview for which the officers or employees will not receive additional compensation.  Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

PROPOSAL ONE:  ELECTION OF ONE CLASS II DIRECTOR

General

Our Amended and Restated Articles of Incorporation provide for the classification of our Board of Directors.  The Board of Directors has set the size of the Board at five members divided into three classes, with one of the three classes standing for re-election at each annual meeting of shareholders.

Class I is made up of two directors (Thomas D. Wolf and Paul E. Valuck, D.D.S.) whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2010.  Class II is made up of one director (Brooks G. O’Neil) whose term expires upon the election and qualification of a director at the annual meeting of shareholders held in 2008.  Class III is made up of two directors (Frederic W.J. Birner and Mark A. Birner, D.D.S.) whose terms expire upon the election and qualification of directors at the annual meeting of shareholders held in 2009.

At each annual meeting of shareholders, directors will be elected by our shareholders for a full term of three years to succeed those directors whose terms are expiring.  The powers and responsibilities of each class of directors are identical.  All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein.  Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominee for director named below.  If, at the time of the meeting, the nominee becomes unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion.  If elected, the nominee will hold office until the 2011 annual meeting of shareholders or until his successor is elected and qualified.

Class II Director Nominee

The Board of Directors unanimously recommends that the shareholders vote FOR election of the following nominee as our Class II director.

Class of Director	Name	Age	Director Since
Class II	Brooks G. O’Neil	51	2003

Each of the directors’ biographies is set forth in “Directors and Executive Officers” below.

Continuing Directors

The persons named below will continue to serve on our board of directors until the annual meeting of shareholders in the year indicated below and/or until their successors are elected and take office.  Shareholders are not voting on the election of the Class I and Class III directors this year.  The following table shows the names, ages and positions of each continuing director.  Each of the directors’ biographies is set forth in “Directors and Executive Officers” below.

Class of Director	Term Expires in Year	Name	Age	Director Since

Class I	2010	Thomas D. Wolf	53	2004
		Paul E. Valuck, D.D.S.	51	2001

Class III	2009	Frederic W.J. Birner	50	1995
		Mark A. Birner, D.D.S.	48	1995

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board of Directors has determined that Thomas D. Wolf, Paul E. Valuck, D.D.S. and Brooks G. O’Neil qualify as independent directors (as defined in Nasdaq Rule 4200(a) (15)).

Nominations Process

We do not have a standing nominating committee or a nominating committee charter.  Nominations for director are made by our independent directors.  The Board of Directors believes that, considering the size of the Company and our Board of Directors, nominating decisions can be made effectively by our independent directors and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis.  The Board of Directors will consider director candidates proposed on a timely basis as described under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates.  Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors.  Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings.  Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

Communications with Our Board

Our Board of Directors does not presently provide a formal process for shareholders to send communications to the Board.  Shareholders and other interested parties wishing to contact any member (or all members) of the Board of Directors or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, and such correspondence should be sent to Dennis N. Genty, Chief Financial Officer, Secretary and Treasurer, Birner Dental Management Services, Inc., 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.  Our Board of Directors intends to periodically evaluate its communication process with our shareholders, and may adopt additional procedures to facilitate shareholder communications with the Board of Directors as it deems necessary or appropriate.

Directors’ Meetings and Committees

The entire Board of Directors met five times during the year ended December 31, 2007.  Each director attended 100% of the Board of Directors and committee meetings for committees on which such director served.  Our policy regarding attendance by members of the Board of Directors at our Annual Meeting of Shareholders is to encourage our directors to attend, subject to their availability for travel at that time.  Frederic W.J. Birner, Mark A. Birner and Thomas D. Wolf attended our 2007 Annual Meeting of Shareholders.

Audit Committee

The Audit Committee is comprised solely of independent directors, as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations.  The current members of the Audit Committee are Brooks G. O’Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf (Chairman).  The Board of Directors has reviewed Rule 4200(a) (14) of the National Association of Securities Dealers and has determined that Messrs. O’Neil, Valuck and Wolf are independent directors as defined in that Rule.  The Board of Directors has determined that Mr. O’Neil has accounting and related financial management expertise and is qualified as an audit committee financial expert within the meaning of Securities and Exchange Commission regulations.  The Audit Committee met four times during the year ended December 31, 2007, all members were present at each meeting.

The primary responsibilities of the Audit Committee are to select, engage, approve compensation for and oversee our independent registered public accounting firm and pre-approve all services to be performed by them.  Also the committee reviews and oversees our financial reporting process generally, the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, and our compliance with legal and regulatory requirements.

The Board of Directors has adopted a written charter for the Audit Committee.  We will provide to any person, without charge, upon request, a copy of the adopted charter for the Audit Committee by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 3801 East Florida Ave., Suite 508, Denver, Colorado 80210.

Compensation Committee

The members of the Compensation Committee in 2007 were Brooks G. O’Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf, each of whom is an independent director as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations.  The Compensation Committee met one time in 2007, and all members were present at this meeting.

The Compensation Committee is responsible for establishing and administering our general compensation policy and program, and for setting compensation for our executive officers.  The Compensation Committee also possesses all of the powers of administration under our employee benefit plans, including the 2005 Equity Incentive Plan (the “2005 Plan”) and other employee benefit plans.  Subject to the provisions of those plans, the Compensation Committee must determine the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.  The Compensation Committee determines grants to our executive officers and directors.  The Compensation Committee has delegated to our Chief Executive Officer the authority to make grants to other employees.  The Compensation Committee does not currently have a charter.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein & Associates LLP (“Hein”), the Company’s independent registered public accounting firm, the matters required to be discussed under Statements on Auditing Standards No. 61 (“SAS 61”).  In addition, the Audit Committee has received from Hein the written disclosures and the letter required to be delivered by Hein under Independence Standards Board Standard No. 1 (“ISB Standard No. 1”) addressing all relationships between the independent registered public accounting firm and the Company that might bear on their independence.  The Audit Committee has reviewed the materials received from Hein and has met with representatives of Hein to discuss the independence of their firm.

In connection with the standards for independence of the Company’s independent registered public accounting firm promulgated by the Securities and Exchange Commission, the Audit Committee has reviewed the non-audit services currently provided by the Company’s independent registered public accounting firm and has considered whether the provision of such services is compatible with maintaining the independence of the Company’s independent registered public accounting firm.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plan for their audit.  The Audit Committee also discussed with the independent registered public accounting firm the results of their examination, their consideration of the Company’s internal controls, and the overall quality of the Company’s financial reports.

Based on the Audit Committee’s review of the financial statements, its discussion with Hein regarding SAS 61, and the written materials provided by Hein under ISB Standard No. 1 and the related discussion with Hein of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Thomas D. Wolf (Chairman) Brooks G. O’Neil Paul E. Valuck, D.D.S.

Code of Conduct

All of our employees, including our Chief Executive Officer, Chief Financial Officer, President and the persons performing similar functions, are required to abide by our code of conduct and business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner.  We intend to disclose any changes in or waivers from our code of conduct by filing a current report on Form 8-K with the Securities and Exchange Commission.  A copy of the Company’s code of conduct is available on our website at www.bdms-perfectteeth.com.

Related Party Transactions

We do not have a formal written policy regarding the review, approval or ratification of related party transactions.  However, all of our employees, officers and directors are required to comply with our code of conduct.  The code of conduct addresses, among other things, actions that are required when potential conflicts of interest arise, including those from related party transactions.  Specifically, if an employee, officer or director believes a conflict of interest exists or may arise, he or she is required to disclose immediately the nature and extent of the conflict, or potential conflict, to his or her supervisor, who, along with appropriate officials of the company, will evaluate the conflict and take the appropriate action, if any, to ensure that our interests are protected.  Any transaction between us and another party on terms that are reasonably believed to be at least as favorable as the terms that we otherwise could have obtained from an unrelated third party shall not create a conflict of interest or cause a violation of the code of conduct, provided that with respect to the directors and any member of senior management, the Audit Committee of the Board of Directors was given prior notice of such transaction.  The rules in the code of conduct regarding conflicts of interest not only apply to all employees, officers and directors, but also to immediate family members and certain business associates of our employees, officers and directors.

Mark A. Birner, D.D.S., our President and a director, owns 51 of our 61 professional corporations through which we conduct our business.

On December 12, 2007, in a private transaction, we purchased 14,564 shares of common stock from Frederic W.J. Birner, 13,830 shares from Mark A. Birner, D.D.S., 13,830 shares from Dennis N. Genty and 6,980 shares from Brooks G. O’Neil at a price of $21.00 per share.  These transactions were approved in advance by our independent directors other than Mr. O’Neil.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2008 by (i) all persons known by us to be the beneficial owners of 5% or more of the common stock, (ii) each director, (iii) each of our executive officers, and (iv) all executive officers and directors as a group.  Unless otherwise indicated, the address of each of the persons named below is our address, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
		(1) (2)
Officers & Directors
Frederic W.J. Birner (3)	311,365	14.3%
Mark A. Birner, D.D.S. (4)	390,313	18.4%
Dennis N. Genty (5)	280,305	13.2%
Brooks G. O’Neil (6)	31,938	1.5%
Paul E. Valuck, D.D.S (7)	45,469	2.1%
Thomas D. Wolf (8)	54,071	2.5%

5% Owners
Lee Schlessman (9)	189,656	9.0%

All executive officers and directors (six persons) (10)	1,113,461	49.0%
___________________

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 15, 2008 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)
Percentage of ownership for each beneficial owner is based on 2,108,805 shares of common stock outstanding at April 15, 2008 plus any options currently exercisable or exercisable within 60 days of April 15, 2008, computed separately for each beneficial owner using information provided in the following footnotes.

(3)	Includes 73,333 shares of common stock that are issuable upon the exercise of options that are currently exercisable.

(4)	Includes 13,333 shares of common stock that are issuable upon the exercise of options that are currently exercisable.

(5)
Includes 13,333 shares of common stock that are issuable upon the exercise of options that are currently exercisable.  Includes 119,386 shares of common stock owned by Mr. Genty’s wife.  Mr. Genty disclaims beneficial ownership of all shares held by his wife.

(6)	Includes 14,917 shares of common stock that are issuable upon the exercise of options that are currently exercisable.

(7)	Includes 14,917 shares of common stock that are issuable upon the exercise of options that are currently exercisable.

(8)	Includes 33,417 shares of common stock that are issuable upon the exercise of options that are currently exercisable.

(9)	The address for Mr. Schlessman is 1301 Pennsylvania Street, Suite 800, Denver, CO 80203.

(10)
Includes 163,250 shares of common stock issuable upon the exercise of options held by all executive officers and directors as a group that are currently exercisable or are exercisable within 60 days of April 15, 2008.

There has been no change in our control since the beginning of our last fiscal year, and there are no arrangements known to us, including any pledge of our securities, the operation of which may at a subsequent date result in a change in our control.

Directors and Executive Officers

The following table sets forth information concerning each of our directors and executive officers.  All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.  Officers are appointed by and serve at the discretion of the Board of Directors.
Name	Age	Position
Frederic W.J. Birner	50	Chairman of the Board, Chief Executive Officer and Director
Mark A. Birner, D.D.S.	48	President and Director
Dennis N. Genty	50	Chief Financial Officer, Secretary and Treasurer
Brooks G. O’Neil	51	Director
Paul E. Valuck, D.D.S.	51	Director
Thomas D. Wolf	53	Director

Business Biographies

Frederic W.J. Birner is one of our founders and has served as Chairman of the Board and Chief Executive Officer since our inception in May 1995.  Mr. Birner is the brother of Mark A. Birner, D.D.S.

Mark A. Birner, D.D.S. is one of our founders and has served as President, and as a director, since our inception in May 1995.  Dr. Birner is the brother of Frederic W.J. Birner.

Dennis N. Genty is one of our founders and has served as Secretary since May 1995, and as Chief Financial Officer and Treasurer since September 1995.

Brooks G. O’Neil was appointed as a director on January 23, 2003, and elected by our shareholders at the 2005 Annual Meeting of Shareholders.  Mr. O’Neil rejoined Dougherty & Co. in October 2006 as a Senior Research Analyst covering areas of growth and change in health services.  He was employed by Dougherty & Co. as a Senior Research Analyst covering health care services from January 2004 until January 2006.  Mr. O'Neil was a Senior Research Analyst for health care services at Avondale Partners, LLC from January 2006 to October 2006.  From March 2002 until January 2004, he served as a principal of TripleTree, LLC, an investment-banking firm focused on information technology and health care.

Paul E. Valuck, D.D.S. was appointed as a director on April 10, 2001 and elected by our shareholders at the 2001 Annual Meeting of Shareholders.  Dr. Valuck has been in private dental practice in Denver, Colorado since January 1998.

Thomas D. Wolf was appointed as a director on June 8, 2004 and elected by our shareholders at the 2007 Annual Meeting of Shareholders.  Mr. Wolf joined Shield Security Systems, LLC, a privately held company in the security business, in December 1998 and is currently its Chief Executive Officer and Chief Financial Officer.

Summary Compensation

Executive Compensation for Years Ended December 31, 2007 and 2006

The following table summarizes, with respect to our Chief Executive Officer and each of our other executive officers (“Named Executive Officers”), information relating to the compensation earned for services rendered in all capacities during 2007 and 2006.

Name and Principal Position	Year	Salary	Bonus	Option Awards	Stock Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
								(1)

Frederic W.J. Birner
Chairman of the Board,	2007	$ 320,000	$ 250,630	$ -	$ -	$ -	$ -	$ -	$ 570,630
Chief Executive Officer and Director	2006	$ 320,000	$ 413,454	$ -	$ -	$ -	$ -	$ 683	$ 734,137

Mark A. Birner, D.D.S.
President and Director	2007	$ 230,000	$ 187,972	$ -	$ -	$ -	$ -	$ 3,057	$ 421,029
	2006	$ 230,000	$ 310,091	$ -	$ -	$ -	$ -	$ 1,035	$ 541,126

Dennis N. Genty
Chief Financial Officer	2007	$ 230,000	$ 187,972	$ -	$ -	$ -	$ -	$ 4,830	$ 422,802
Treasurer and Secretary	2006	$ 230,000	$ 310,091	$ -	$ -	$ -	$ -	$ 2,645	$ 542,736
_________________

(1)	All other compensation is comprised solely of our contribution to the Named Executive Officer’s 401(k) Plan account.

Grant of Plan Based Awards

No options or other equity-based awards were granted to any of the Named Executive Officers during the year ended December 31, 2007.  In January 2008, the Compensation Committee granted options to purchase 70,000 shares of common stock to the Named Executive Officers.

Outstanding Equity Awards at December 31, 2007

The following table contains information regarding options outstanding and restricted stock not vested with respect to the Named Executive Officers during 2007.

	Option Awards				Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
		(1)			(2)	(3)
Frederic W.J. Birner
Chairman of the Board,	60,000	-	$ 9.75	1/24/2010	20,000	$428,800
Chief Executive Officer	13,333	6,667	$19.37	11/28/2010	-	$ -
and Director

Mark A. Birner, D.D.S.
President	13,333	6,667	$19.37	11/28/2010	-	$ -
and Director

Dennis N. Genty
Chief Financial Officer	13,333	6,667	$19.37	11/28/2010	-	$ -
Treasurer and Secretary
__________________

(1)
Option to purchase 20,000 shares of our common stock granted on November 28, 2005.  Of these options, 6,667 vested on November 28, 2006, 6,666 vested on November 28, 2007, and 6,667 will vest on November 28, 2008 for each of the Named Executive Officers.

(2)
60,000 shares of restricted common stock granted on July 1, 2005.  Of these shares, 20,000 shares vested on January 1, 2006, 20,000 shares vested on January 1, 2007 and 20,000 shares vest on January 1, 2008.

(3)	Based on the last reported sale price of our common stock as reported on The Nasdaq Capital Market on December 31, 2007 of $21.44 a share.

Payments upon Change in Control

Upon a change in control of our company, as defined in the 2005 Plan, all outstanding options and restricted stock automatically vest.

DIRECTOR COMPENSATION

Directors who are full-time employees receive no compensation for serving as directors.  Non-employee directors are currently paid: 1) a $2,500 per calendar quarter retainer, 2) $1,000 per Board of Directors meeting attended in person, 3) $750 per Board of Directors meeting attended by telephone, 4) $200 per quarterly Audit Committee meeting, 5) $1,000 per annual Audit Committee meeting and 6) $1,000 quarterly retainer for the Chairman of the Audit Committee.

Non-employee Director Compensation for Year Ended December 31, 2007

The following table summarizes, with respect to non-employee directors, information relating to the compensation earned for services rendered in all capacities during 2007.

Name	Fees Earned or Paid in Cash	Option Awards	Stock Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		(1) (2)

Brooks G. O'Neil	$15,350	$41,137	$ -	$ -	$ -	$ -	$56,487

Paul E. Valuck, D.D.S.	$15,600	$41,137	$ -	$ -	$ -	$ -	$56,737

Thomas D. Wolf	$19,600	$41,137	$ -	$ -	$ -	$ -	$60,737
__________________

(1)
We issued 5,000 shares of common stock to each non-employee director on March 16, 2007.  These transactions were approved in advance by the Board of Directors.  We have calculated the full grant date fair value of outstanding awards to each non-employee director utilizing the provisions of Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment" (“SFAS 123(R)”).  See Note 7 of the consolidated financial statements in our Annual Report regarding assumptions underlying valuation of equity awards.  The full grant date fair value of the awards to each non-employee director, computed in accordance with SFAS 123(R) is $41,137.

(2)	As of December 31, 2007, the non-employee directors had the following outstanding stock options: Mr. O’Neil, 22,000 shares; Mr. Valuck, 22,000 shares; Mr. Wolf, 42,000 shares.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Hein & Associates LLP (“Hein”) has acted as our independent registered public accounting firm since November 2001.  We expect that representatives of Hein will be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire.  These representatives will also be available to respond to appropriate questions from shareholders at the meeting.

Hein was selected by the Audit Committee to perform the audit function for 2007.  No independent registered public accounting firm has been selected to perform the audit function for 2008.  It is expected that the Audit Committee will approve the engagement of an independent registered public accounting firm later in 2008.

Audit Fees

For the year ended December 31, 2007, Hein & Associates LLP billed us $75,725 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2007.

For the year ended December 31, 2006, Hein & Associates LLP billed us $67,878 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2006.

Audit Related Fees

For the year ended December 31, 2007, Hein & Associates LLP billed us $10,500 for audit related professional services.  These fees related to the audit of the 401(k) retirement savings plan.

For the year ended December 31, 2006, Hein & Associates LLP billed us $16,200 for audit related professional services.  These fees related to the audit of the 401(k) retirement savings plan.

The Audit Committee reviews and pre-approves audit-related and permissible non-audit services to be performed by our independent registered public accounting firm.  The fees shown above for 2007 and 2006 were approved in advance by the Audit Committee.

Tax Fees

None.

All Other Fees

For the year ended December 31, 2007, Hudson Global Resources billed us $51,919 for Sarbanes-Oxley related professional services.  These fees related to the preparation of documents and testing of policy and procedures regarding compliance with the Sarbanes-Oxley Act and were approved in advance by the Audit Committee.

SECTION 16 REPORTS

Section 16(a) of the Securities Exchange Act of 1934, requires directors, executive officers and beneficial owners of more than 10% of our outstanding shares to file with the Securities and Exchange Commission initial reports of ownership and reports regarding changes in their beneficial ownership of our shares.  To our knowledge and based solely on a review of the Section 16(a) reports furnished to us all Section 16(a) reports were filed on a timely basis.

SHAREHOLDER PROPOSALS

We must receive shareholder proposals for inclusion in our proxy materials relating to the next annual meeting of shareholders on or before December 31, 2008.

2007 ANNUAL REPORT ON FORM 10-K

OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THIS REPORT IS NOT PART OF OUR PROXY SOLICITING MATERIALS.  SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 3801 EAST FLORIDA AVENUE, SUITE 508, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON OUR WEBSITE AT WWW.BDMS-PERFECTTEETH.COM.  WE WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the meeting.  If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Dennis N. Genty Name: Dennis N. Genty
Title: Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 29, 2008

Birner Dental
Management Services, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Election of Class II Director — The Board of Directors recommends a vote FOR the nominee listed.**

1. Nominee:

| | For | Withhold |
|---|---|---|
| 01 - Brooks G. O'Neil | ☐ | ☐ |

(INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE IMMEDIATELY BELOW.)

NOMINEE NAME: ______________________________

2. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

**B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please complete, date and sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

1 U P X 0 1 7 5 9 0 2

<STOCK#> 00W1CD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## Proxy — Birner Dental Management Services, Inc.

**Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders To be held June 10, 2008**

The undersigned hereby appoints Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Birner Dental Management Services, Inc. (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, June 10, 2008, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, and at any and all adjournments thereof for the purposes stated on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEE FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

**PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.**